Exhibit 10.4

LICENSE AGREEMENT

This License Agreement (this “Agreement”) is effective as of November 12, 2015 (“Effective Date”), by and between Tesoro Refining & Marketing Company LLC, a Delaware limited liability company (“TRMC”), and Tesoro Logistics Operations LLC, a Delaware limited liability company (“TLO”).

A.    WHEREAS, TRMC is the owner of those certain parcels of real property as shown on the asset map (“Map”) attached hereto as Exhibit A (the “Facility”);

B.    WHEREAS, TRMC, TLO, Carson Cogeneration Company, a Delaware corporation, Tesoro Logistics LP, a Delaware limited partnership, Tesoro SoCal Pipeline Company LLC, a Delaware limited liability company, Tesoro Corporation, a Delaware corporation, and Tesoro Logistics GP, LLC, a Delaware limited liability company, have entered that certain Contribution, Conveyance and Assumption Agreement effective as of November 12, 2015 (the “Contribution Agreement”);

C.    WHEREAS, pursuant to the Contribution Agreement, TRMC has transferred certain assets to TLO (the “Transferred Assets”);

D.    WHEREAS, TRMC and TLO have entered in that certain Carson II Storage Services Agreement, effective November 12, 2015 (the “Storage Services Agreement”), pursuant to which TLO has agreed to provide certain storage and handling services to TRMC utilizing the Transferred Assets (the “Services”) (capitalized terms used in this Agreement but not defined herein shall have the meanings given to them in the Storage Services Agreement);

E.    WHEREAS, TRMC desires to give TLO access to certain portions of the Facility from time to time for the purpose of operating and maintaining the Transferred Assets and providing the Services; and

F.    WHEREAS, TRMC and TLO desire to enter into this Agreement for the purpose of permitting such access, all on the terms and conditions herein set forth.
NOW, THEREFORE, in consideration of the recitals set forth above (which recitals are incorporated herein by this reference), the mutual covenants herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.     Access Rights.

(a)    Access Rights to TLO. Subject to the terms and conditions of this Agreement, TRMC grants to TLO and its agents, representatives and contractors (collectively, “Agents”) and each of their employees (the Agents, together with TLO, and each of their employees, hereinafter defined as the “Users”), the non-exclusive right to access those areas of the Facility designated on the Map as the “TLO Access Areas”, and those pumps, pipelines, sheds, facilities and equipment included in the Transferred Assets (or otherwise necessary for the operation of the Transferred Assets) and not situated within the TLO Access Areas (“Infrastructure”), in each case for the purpose described herein. TRMC will permit the Users access through the Facility (through areas designated by TRMC) in order to access the TLO Access Areas and Infrastructure for the purpose described herein, on the terms and conditions of this Agreement.
(b)    Purpose. The Users' access to the TLO Access Areas and Infrastructure shall be for the limited purpose of operating and maintaining the Transferred Assets and Infrastructure and providing the Services.
(c)    Tankage Placement. Subject to the terms and conditions of this Agreement, TRMC grants to TLO the right to keep in place the Transferred Assets within the TLO Access Areas and other parts of the Facility in their current location and configuration.
(d)    Minimal Interference. The Users shall access the Facility at all times in a manner so as to cause minimal interference with TRMC’s operations.
(e)    Term. The rights set forth in this Section 1 constitute a revocable license, shall commence on the Effective Date, and terminate upon thirty (30) days’ written notice of termination provided by TRMC to TLO. All obligations that accrue prior to such termination shall survive the termination.
(f)    Pre-Existing Rights. The rights set forth in this Agreement are subject to any pre-existing rights, licenses and easements over the Facility and any reserved rights set forth in this Agreement.
2.    Facility Rules; Compliance with Laws. TLO shall comply, and shall cause the Users to comply, with all rules, regulations and requirements imposed by TRMC with respect to the Facility, including, without limitation, authorized entry procedures (“Facility Rules”), and all applicable federal, state and local laws, statutes, ordinances, rules, and regulations, including, without limitation, the obligation to obtain and comply with all permits and licenses required by law (“Applicable Laws”). TLO agrees that all vehicles and equipment owned, leased or otherwise under the control of TLO or its Agents will be properly maintained, and kept in a safe condition. TLO shall promptly remove any equipment of TLO or its Agents that in TRMC's discretion poses a safety hazard at the Facility. TLO shall be responsible for the Users and their compliance and/or non-compliance with the Facility Rules, Applicable Laws, and the terms of this Agreement.

3.    Notices. All notices, requests, demands, and other communications hereunder will be in writing and All notices or requests or consents provided for by, or permitted to be given pursuant to, this Agreement must be in writing and must be given by depositing same in the United States mail, addressed to the party to be notified, postpaid, and registered or certified with return receipt requested or by delivering such notice in person or by facsimile to such party. Notice given by personal delivery or mail shall be effective upon actual receipt. Notice given by facsimile shall be effective upon actual receipt if received during the recipient’s normal business hours or at the beginning of the recipient’s next business day after receipt if not received during the recipient’s normal business hours. All notices to be sent to a party pursuant to this Agreement shall be sent to or made at the address set forth below or at such other address as such party may stipulate to the other parties in the manner provided in this Section 3.
If to TRMC, to:
Tesoro Refining & Marketing Company LLC
19100 Ridgewood Parkway
San Antonio, Texas 78259
For legal notices:
Attention: Charles A. Cavallo III, VP Associate General Counsel
phone: (210) 626-4045
email: Charles.A.Cavallo@tsocorp.com
If to TLO, to:
Tesoro Logistics Operations LLC
19100 Ridgewood Parkway
San Antonio, Texas 78259
For legal notices:
Attention: Barron Dowling, Associate General Counsel
phone: (210) 626-4415
email: Barron.W.Dowling@tsocorp.com
For all other notices and communications:
Attention: Don J. Sorensen, Vice President, Operations
phone: (210) 626-6195
email: Don.J.Sorensen@tsocorp.com

or to such other address or to such other person as either party will have last designated by notice to the other party.

4.    Reserved Rights. TRMC reserves the right to take any and all actions for the construction, installation, repair, replacement and maintenance of the improvements and utilities on the Facility as necessary or desirable for the orderly and proper development, maintenance, repair and operation of the Facility. Nothing herein shall restrict TRMC from granting to any public utility, public body or authority, or to any third party, rights over or under the Facility for utility lines and facilities, water, storm and sanitary sewer, and related conduits and facilities, or for drainage or slope purposes, or for pipeline purposes, so long as such easements do not materially and adversely affect the rights and privileges granted to TLO in this Agreement.

5.    General Provisions.
(a)    Costs. Each party shall pay its own costs and expenses with respect to the transactions contemplated by this Agreement.
(b)    Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including, without limitation, any Exhibit attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement and the Exhibit attached hereto, and any such Exhibit attached hereto is hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation,” “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.
(c)    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.
(d)    No Third Party Rights. The provisions of this Agreement are intended to bind the parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies, and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.
(e)    Counterparts. This Agreement may be executed in any number of counterparts (including facsimile or .pdf copies) with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.
(f)    Applicable Law; Forum, Venue and Jurisdiction. This Agreement shall be construed in accordance with and governed by the laws of the State of Texas, without regard to the principles of conflicts of law. Each of the parties (i) irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to this Agreement shall be exclusively brought in any federal court of competent jurisdiction situated in the United States District Court for the Western District of Texas, San Antonio Division, or if such federal court declines to exercise or does not have jurisdiction, in the district court of Bexar County, Texas, in each case regardless of whether such claims, suits, actions or proceedings sound in contract, tort, fraud or otherwise, are based on common law, statutory, equitable, legal or other grounds, or are derivative or direct claims, (ii) irrevocably submits to the exclusive jurisdiction of the United States District Court for the

Western District of Texas, San Antonio Division, or if such federal court declines to exercise or does not have jurisdiction, of the district court of Bexar County, Texas in connection with any such claim, suit, action or proceeding, (iii) agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of the United States District Court for the Western District of Texas, San Antonio Division, or the district court of Bexar County, Texas, or of any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper, (iv) expressly waives any requirement for the posting of a bond by a party bringing such claim, suit, action or proceeding and (v) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder or by personal service within or without the State of Texas, and agrees that service in such forms shall constitute good and sufficient service of process and notice thereof; provided, however, that nothing in clause (v) hereof shall affect or limit any right to serve process in any other manner permitted by law.
(g)    Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the parties as expressed in this Agreement at the time of execution of this Agreement.
(h)    Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the parties. Each such instrument shall be reduced to writing and shall be designated on its face as an amendment to this Agreement.
(i)    Integration. This Agreement, together with the Exhibit referenced herein, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings of the parties in connection therewith.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the Effective Date.

TRMC: TRMC REFINING & MARKETING COMPANY LLC, a Delaware limited liability company By: /s/ Gregory J. Goff Gregory J. Goff Chairman of the Board of Managers and President	TLO: TESORO LOGISTICS OPERATIONS LLC, a Delaware limited liability company By: /s/ Phillip M. Anderson Phillip M. Anderson President

Signature Page to License Agreement

EXHIBIT A
ASSET MAP

Southwest Property
CARSON CRUDE TERMINAL
East
HYDROCRACKER COMPLEX W084 1476
0301 HYDROCRACKER UNIT/FRACTIONATION
0302 HYDROCRACKER UNIT/REACTION
0303 HYDROCRACKER UNIT/UTILITY
0500 HYDROGEN UNIT
0501 HYDROGEN UNIT/POWER RECOVERY
0600 JET FUEL HYDROTREATER UNIT
1000 NORTH SOUR WATER DRUM
8901 NO. 9 COOLING TOWER (PARTIAL)
NO. 2 & NO. 3 REFORMER COMPLEX W018 1475
2201 NO. 2 REFORMER
2202 NO. 2 REF DESULFURIZER
2700 NO. 2 REF LIGHT ENDS DEPROPANIZER
2701 NO. 2 REF STRAIGHT RUN DEPROPANIZER
2702 NO. 2 REF DEISOBUTANIZER
2800 NO. 2 REF DESULFURIZER
2901 NO. 3 REFORMER UNIT/TANK STORAGE AREA
2903 UDEX
8903 NO. 13 COOLING TOWER
8904 NO. 14 COOLING TOWER
NO. 1 REFORMER/HDS COMPLEX W017 1474
1900 MID-BARREL TREATER UNIT
2101 NO. 1 REFORMER UNIT
2102 NO. 1 DESULFURIZER UNIT
2300 FLUID FEED HDS UNIT
2301 HDS FLARE
2400 C5-C6 ISOMERIZATION UNIT
2500 LIGHT HYDRO UNIT
2600 HEAVY HYDRO UNIT
STEAM PLANT W011 1473
1700 FCC LIQUIDS RECOVERY UNIT
8400 NO. 4 STEAM PLANT
8401 NO. 4 STEAM PLANT/AIR COMPRESSOR
8402 NO. 4 STEAM PLANT/PRECIPITATOR UNIT
8703 NO. 6 SEPARATOR
8901 NO. 9 COOLING TOWER BN
8902 NO. 10 COOLING TOWER
8905 NO. 15 COOLING TOWER
8906 NO. 15A COOLING TOWER
FCC COMPLEX W011 1473
0901 NO. 1 AMINE
0902 NO. 2 AMINE
0903 AMINE STORAGE PART FILTER AREA
0904 NORTH CAUSTIC STORAGE AREA
1100 FCC UNIT CRACKING
1101 FCC UNIT/FRACTIONATION
1103 FCC FLARE
1200 FCC UNIT/COMPRESSION
1300 FCC UNIT/GAS PLANT
1400 CAT POLY PLANT
1500 TETRAMER UNIT
COGEN COMPLEX W803 1514
9000 COGEN
SFIA COMPLEX W029 1488
5400 HEAT MEDIUM HEATER
5500 SFIA UNIT/STRAIGHT RUN FRACTIONATOR
5501 SFIA UNIT/LPG DRYERS
5600 SFIA UNIT/SOLVENT FRACTIONATION
5700 VAPOR RECOVERY UNIT
5800 NO. 3 SOUR WATER OXIDIZER UNIT
5900 ISOSIV UNIT
8806 NO. 12 COOLING TOWER
8807 NO. 12A COOLING TOWER
NO. 2 & NO. 4 CRUDE & NO. 52 VACUUM COMPLEX W101 1490
3200 NO. 2 CRUDE UNIT
3400 NO. 4 CRUDE UNIT
3600 SLOP RERUN UNIT
3900 NO. 2 TREATER UNIT
3904 NO. 4 STOVE OIL TREATER UNIT
5200 52 VACUUM UNIT
8708 FRESH WATER PUMP HOUSE
8710 FRESH WATER RESERVOIR
8805 NO. 11 COOLING TOWER
8808 NO. 1 COOLING TOWER
STORAGE & HANDLING W185 1485
7502 STORAGE & HANDLING
WASTE WATER R832 1486
POLYPROPYLENE COMPLEX W019 1414
7100 NO. 1 POLYPROPYLENE UNIT
STORAGE & HANDLING W185 1485
7442 42 PROPYLENE TRUCK LOADING RACK
FIRE & SAFETY 1507
STORAGE & HANDLING W185 1485
7500 TKS/PIPELINES PROPANE/PROPYL STORAGE
ISOM COMPLEX W014 1479
8001 NO. 5 FLARE
TRAIN & RACK
7400 TRAIN & RACK
7405 SULFUR TRUCK LDG #10 LOADING RACK
7414 CAUSTIC TRUCK UNLDG #28 UNLDG RACK
7417 BUTANE/PENTANE LDG RACK #31 LDG RACK
7441 PROPANE/PROPYLENE TRAIN LDG RACK
COKER COMPLEX W005 1477
6100 NO. 1 COKER/TK-824/SLOP COKER MANIFOLD
6200 COKER GAS PLANT
6300 NO. 2 COKER UNIT
7000 COKER BLOWDOWN RECOVERY UNIT
7001 COKER FLARE
8803 NO. 7 COOLING TOWER
SULFUR COMPLEX W085 1480
6701 SULFUR PLANT/CLAUS A
6702 SULFUR PLANT/CLAUS B
6703 SULFUR PLANT/CLAUS C
6704 SULFUR PLANT/CLAUS D
6800 SULFUR PLANT NO.2 TAIL GAS
6801 SULFUR PLANT NO.1 TAIL GAS
6900 SOUR WATER STRIPPERS A & B
STORAGE & HANDLING W185 1485
7502 TK-677 THRU TK-834
WASTE WATER R832 1486
0134 FIRE H2O TK-860
0147 WATER WELL NO. 9
BLUE BARN
ISOM COMPLEX W014 1476
5801 NO. 8 COOLING TOWER
STORAGE & HANDLING W185 1485
7502 TK-154 & PIPELINE TK-002
STORAGE & HANDLING W185 1485
7502 TK-101 THRU TK-103, TK 187 THRU TK-188
NO. 1 CRUDE & NO. 51 VACUUM COMPLEX W051 1489
3100 NO. 1 CRUDE UNIT
3500 OILY WATER STRIPPER UNIT
3800 NO. 1 TREATER UNIT
4600 COKER GASOLINE MEROX
5100 51 VACUUM UNIT
7412 NO. 25 BUILDING RACK
ISOM COMPLEX W014 1479
7600 C3 SPLITTER
8000 NO. 2 HYDROGEN PLANT
8100 NAPHTHA HDS
8101 NAPHTHA BENSATE
8102 NAPHTHA ISOM
FIRE & SAFETY 1507
LAB AREA 1492
ALKY COMPLEX W013 1478
4000 ALKY UNIT
4002 ALKY UNIT/ACID STORAGE
4400 ISO OCTANE
4700 SOUTH SOUR WATER DRUM
4800 COKER GASOLINE FRACTIONATION UNIT
8200 BUTAMER
LEGEND
W084 COST CENTER
1476 SAP COST CENTER
TRANSFERRED ASSETS
THE FACILITY
THE BACKGROUND USED ON THIS MAP IS B-0135-47474D-SH.3 REV. 0
TESORO
REFINERY MAPS TRANSFERRED ASSETS NORTH & SOUTH MAP

Exhibit A to License Agreement